UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number:  811-08128

Name of Fund:  W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:  527 Madison Avenue
               New York, New York 10022

Name and address of agent for service:  W.P. Stewart & Co., Inc.
                                        527 Madison Avenue
                                        New York, New York 10022
                                        Attention: Michael W. Stamm

Registrant's telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2005

Item 1 - REPORT TO SHAREHOLDERS


W.P. STEWART & CO. GROWTH FUND, INC.


SEMI-ANNUAL REPORT
(UNAUDITED)

JUNE 30, 2005

W.P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2005

MANAGEMENT COMMENTS

During the first half of 2005, your Fund's net asset value per share decreased from $196.70 on December 31, 2004 to $188.53 on June 30, 2005. This represents a total investment return of -4.15% compared to a return of -0.81% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

The absolute year-to-date performance of the Fund's portfolio lags its earnings progress because price-earnings multiples have declined. Specifically, over the past six months, while your portfolio's earnings stream has advanced 6%-7%, the price-earnings multiple has contracted almost 10%. This contraction reflects the debate among investors concerning the magnitude and longevity of further interest rate increases as well as the upward trend in energy prices. While we believe that the equity market is nearing an inflection point on both of these items, our focus remains on the long term outlook and prospects for your Fund.

LONG-TERM VIEW

We believe your Fund is well-positioned for the environment we expect ahead. Specifically, given prospects for moderate economic and corporate profit growth, we believe your Fund's holdings are poised to deliver strong earnings growth over the next five years. Additionally, we believe the Federal Reserve is nearing completion of its interest rate hikes, and hence valuations for high-quality growth shares are compelling. In sum, despite trailing the S&P 500 through the first half of 2005, we remain upbeat about your Fund's prospects as we look ahead.

There are two points that we wish to expand upon from the previous paragraph. First is our interest rate outlook. Conversations with numerous companies and outside economists point toward a slowing economy and lead us to believe that the Federal Reserve policy of raising rates will be nearing a conclusion over the next 6-9 months. Clearly, increased energy costs further dampen economic growth. Moreover, we do not detect evidence supporting a secular increase in inflation. As of mid-year, Wal-Mart management had indicated that overall prices to their customers were flat, and excluding food, they are actually down over 1% so far this year. Target more recently confirmed similar trends. Adding to this the persistent dampening effect from China and the Internet, it is our belief that the forces limiting inflation are quite powerful.

This is important for your Fund. Based on our 30-year history, high quality growth shares fare well in this environment, as price-earnings multiples stabilize or even expand. This is what occurred beginning in mid-1994, as investors began to look ahead and anticipate that the Fed tightening was to be completed in early 1995. Of course past performance is no guarantee of future market events.

The second point to discuss is our belief in the earnings growth potential underlying your Fund's portfolio. A higher interest rate level coupled with increased energy costs augurs for less robust economic growth. Traditionally, these slower growth environments have been favorable for our investment philosophy. That said, we cannot simply rely on history and have made a conscious effort to protect your earnings stream while being mindful of valuation. For instance, during 2005 we added Pepsi and Williams-Sonoma to your Fund's portfolio, and bolstered positions in General Electric, Procter & Gamble, and Amazon. Conversely, we sold IBM and took some profits in Sysco and Whole Foods. The result is a balanced portfolio, composed of both established, low double-digit earnings growth generators as well as some faster-growing, less mature companies.

We believe this combination gives your Fund's portfolio great long term earnings growth potential at a reasonable valuation.

In sum, your portfolio's earnings stream has continued to advance during 2005. In the short term, this has yet to show up in performance, owing to contraction in price-earnings multiples. However, we believe one of the key factors contributing to this contraction - clarity on the direction of interest rates - will be addressed over the coming months. This should allow your Fund's earnings growth to be more fully captured in its valuation.


Peter H. Jennison
President and Portfolio Manager
New York, NY
July 12, 2005

W.P. Stewart & Co., Inc.
Investment Adviser

[CHART]

                      W.P. STEWART & CO. GROWTH FUND, INC.
                 COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                W.P. STEWART & CO. GROWTH FUND VS. S&P 500 INDEX*

  DATE       GROWTH FUND     S&P 500
02/28/94              50          50
12/31/94              51          51
12/31/95              65          69
12/31/96              84          85
12/31/97             105         114
12/31/98             140         146
12/31/99             152         177
12/31/00             149         161
12/31/01             130         142
12/31/02             108         110
12/31/03             126         142
12/31/04             149         157
06/30/05             143         156

* For the period from February 28, 1994 (commencement of investment operations) through June 30, 2005

       AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED JUNE 30, 2005)

                                                                                        RETURN SINCE
                                          SIX MONTH   ONE YEAR   FIVE YEAR   TEN YEAR    INCEPTION*
                                          ---------   --------   ---------   --------   ------------
   W.P. Stewart & Co. Growth Fund, Inc.     -4.15%      9.17%      -2.67%      9.11%        9.69%
   S&P 500 Index**                          -0.81%      6.32%      -2.37%      9.94%       10.57%

----------
 * Inception Date of Fund: February 28, 1994
** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

   The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. STEWART & CO. GROWTH FUND, INC.
UNDERSTANDING YOUR FUND'S EXPENSES
JUNE 30, 2005 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of that fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs. Your Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load". Costs are described in more detail in the Fund's prospectus.

                                                BEGINNING          ENDING         EXPENSES PAID
                                              ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD*
                                                 1/01/05           6/30/05       1/01/05-6/30/05
------------------------------------------------------------------------------------------------
Actual                                         $  1,000.00       $    958.50         $  9.18
Hypothetical (5% return before expenses)       $  1,000.00       $  1,015.42         $  9.44

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.89% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

W.P. STEWART & CO. GROWTH FUND, INC.
FUND PROFILE
JUNE 30, 2005 (UNAUDITED)

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

[CHART]

                               PORTFOLIO SECTORS*
                             % OF FUND'S NET ASSETS

SUMMARY                 TOTAL MARKET VALUE   % NET ASSETS
--------------------    ------------------   ------------
Cyclical                        24,939,476          28.19%
Non-Cyclical                    19,116,093          21.61%
Technology                      18,504,187          20.92%
Financials                      12,018,542          13.59%
Industrials                      4,963,732           5.61%
Communications                   5,703,234           6.45%
Other Net Assets                 3,214,009           3.63%
                        ------------------   ------------
TOTAL                           88,459,273            100%
                        ==================   ============

* FOR REPORTING PURPOSES, INDUSTRY CLASSIFICATIONS ARE COMBINED IN THIS PORTFOLIO SECTORS CHART.
   FOR INDUSTRY CLASSIFICATIONS, PLEASE SEE THE SCHEDULE OF INVESTMENTS STARTING ON PAGE 4.

                       TOP TEN STOCKS AS OF JUNE 30, 2005
                             % OF FUND'S NET ASSETS

             Target Corporation                       9.0%
             American Express Company                 7.7%
             Amgen Inc.                               6.7%
             Dell Inc.                                6.3%
             Qualcomm Inc.                            6.0%
             Procter & Gamble Company                 5.6%
             General Electric Company                 5.3%
             Marriott International, Inc., Class A    4.9%
             Electronic Arts Inc.                     4.8%
             Microsoft Corporation                    4.8%

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)

                NAME OF ISSUER                                             FAIR
              AND TITLE OF ISSUE                         SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCKS - 96.4%

BANKS - 0.1%
   Northern Trust Corporation                                 2,200   $      100,298
                                                                      --------------

COMPUTERS & BUSINESS EQUIPMENT - 10.8%
   Apple Computer, Inc. (a)                                 107,700        3,964,437
   Dell Inc. (a)                                            140,650        5,557,081
                                                                      --------------
                                                                           9,521,518
                                                                      --------------
CONSUMER PRODUCTS - 5.6%
   Procter & Gamble Company                                  94,700        4,995,425
                                                                      --------------

DATA PROCESSING SERVICES - 0.5%
   Automatic Data Processing, Inc.                            9,733          408,494
                                                                      --------------

DISTRIBUTION SERVICES - 0.3%
   Sysco Corporation                                          7,615          275,587
                                                                      --------------

DIVERSIFIED INDUSTRIAL - 5.3%
   General Electric Company                                 135,300        4,688,145
                                                                      --------------

DRUGS & HEALTH CARE - 6.8%
   Amgen Inc. (a)                                            97,850        5,916,011
   Johnson & Johnson                                          1,700          110,500
                                                                      --------------
                                                                           6,026,511
                                                                      --------------
DRUG STORES - 1.6%
   Walgreen Company                                          31,700        1,457,883
                                                                      --------------

FINANCE & BANKING - 13.5%
   American Express Company                                 128,595        6,845,112
   Charles Schwab Corporation                               378,500        4,269,480
   State Street Corporation                                  16,656          803,652
                                                                      --------------
                                                                          11,918,244
                                                                      --------------
FOOD & BEVERAGES - 8.8%
   Kellogg Company                                           95,800        4,257,352
   PepsiCo, Inc.                                             50,500        2,723,465
   Wm. Wrigley Jr. Company                                   11,200          771,008
                                                                      --------------
                                                                           7,751,825
                                                                      --------------

The accompanying notes are an integral part of these financial statements.

                NAME OF ISSUER                                             FAIR
              AND TITLE OF ISSUE                         SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HOTELS & RESTAURANTS - 4.9%
   Marriott International, Inc., Class A                     64,050   $    4,369,491
                                                                      --------------

MEDICAL INSTRUMENTS & SUPPLIES - 0.4%
   Medtronic, Inc.                                            6,610          342,332
                                                                      --------------

MULTIMEDIA - 0.5%
   Getty Images, Inc. (a)                                     5,500          408,430
                                                                      --------------

RETAIL - 21.6%
   Amazon.com, Inc. (a)                                      88,800        2,937,504
   Home Depot, Inc.                                         110,120        4,283,668
   Target Corporation                                       145,525        7,918,015
   Whole Foods Market, Inc.                                  17,160        2,030,028
   Williams-Sonoma, Inc. (a)                                 49,100        1,942,887
                                                                      --------------
                                                                          19,112,102
                                                                      --------------
SOFTWARE - 9.7%
   Electronic Arts Inc. (a)                                  75,775        4,289,623
   Microsoft Corporation                                    172,486        4,284,552
                                                                      --------------
                                                                           8,574,175
                                                                      --------------
WIRELESS COMMUNICATIONS - 6.0%
   Qualcomm Inc.                                            160,400        5,294,804
                                                                      --------------

TOTAL COMMON STOCKS - (Cost $73,721,273)                                  85,245,264
                                                                      --------------

TOTAL INVESTMENTS - (Cost $73,721,273) - 96.4%                            85,245,264
OTHER ASSETS LESS LIABILITIES - 3.6%                                       3,214,009
                                                                      --------------
NET ASSETS - 100.0%                                                   $   88,459,273
                                                                      ==============

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at fair value (cost $73,721,273)            $   85,245,264
Cash                                                                        3,505,338
Dividends receivable                                                           58,670
Other assets                                                                   17,869
                                                                       --------------
    Total Assets                                                           88,827,141
                                                                       --------------

LIABILITIES:
Advisory fee payable                                                          325,662
Accrued expenses and other payables                                            42,206
                                                                       --------------
    Total Liabilities                                                         367,868
                                                                       --------------
NET ASSETS                                                             $   88,459,273
                                                                       ==============

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
    authorized, 469,208 shares issued and outstanding)                 $          469
Capital paid in excess of par                                              74,714,385
Undistributed net investment loss                                            (413,285)
Accumulated realized gain on investments - net                              2,633,713
Unrealized appreciation on investments - net                               11,523,991
                                                                       --------------
NET ASSETS                                                             $   88,459,273
                                                                       ==============

Net asset value per share                                              $       188.53
                                                                       ==============

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                              $      372,506
Interest                                                                       14,601
                                                                       --------------
    Total investment income                                                   387,107
                                                                       --------------

EXPENSES:
Investment advisory fees                                                      635,404
Audit fees                                                                     40,752
Administrative fees                                                            36,660
Custodian fees                                                                 28,819
Registration fees                                                              21,106
Transfer agent fees                                                            20,707
Directors fees                                                                 20,625
Insurance fees                                                                 12,874
Printing fees                                                                  10,533
Miscellaneous fees                                                             13,664
                                                                       --------------
    Total expenses before reimbursement                                       841,144
    Expenses reimbursed by the Adviser                                        (40,752)
                                                                       --------------
    Expenses, net of reimbursement                                            800,392
                                                                       --------------

Net investment loss                                                          (413,285)
                                                                       --------------

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Net realized gain from investments                                          2,802,073
Net change in unrealized appreciation/(depreciation) on investments        (5,924,225)
                                                                       --------------
Net realized and unrealized (loss) from investments                        (3,122,152)
                                                                       --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $   (3,535,437)
                                                                       ==============

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE            FOR THE
                                                                          SIX MONTHS            YEAR
                                                                             ENDED              ENDED
                                                                         JUNE 30, 2005      DECEMBER 31,
                                                                          (UNAUDITED)           2004
                                                                         --------------    --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                                      $     (413,285)   $     (428,425)
Net realized gain from investments                                            2,802,073         6,611,586
Net change in unrealized appreciation/(depreciation)
    on investments                                                           (5,924,225)        6,725,861
                                                                         --------------    --------------
       Net (decrease)/increase in net assets resulting
         from operations                                                     (3,535,437)       12,909,022
                                                                         --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investments                                                    0        (3,939,844)
                                                                         --------------    --------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                    11,955,796        13,255,456
Shares issued to shareholders
    in reinvestment of distributions                                                  0         3,673,295
Cost of redemptions                                                          (3,977,982)      (18,399,019)
                                                                         --------------    --------------
       Net increase/(decrease) in net assets from Fund
         share transactions                                                   7,977,814        (1,470,268)
                                                                         --------------    --------------
NET INCREASE IN NET ASSETS                                                    4,442,377         7,498,910

NET ASSETS:
Beginning of period                                                          84,016,896        76,517,986
                                                                         --------------    --------------
End of period                                                            $   88,459,273    $   84,016,896
                                                                         ==============    ==============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                  FOR THE              FOR THE          FOR THE
                                                                SIX MONTHS              YEAR             YEAR
                                                                   ENDED                ENDED            ENDED
                                                               JUNE 30, 2005        DECEMBER 31,     DECEMBER 31,
                                                                (UNAUDITED)             2004             2003
                                                               --------------      --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $       196.70      $       175.37   $       150.08
                                                               --------------      --------------   --------------
  Net investment loss                                                   (0.88)              (1.00)           (1.41)
  Net realized and unrealized (loss)/gain from investments              (7.29)              31.93            26.70
                                                               --------------      --------------   --------------
Net (decrease)/increase from investment operations                      (8.17)              30.93            25.29
Distributions to shareholders from net
  realized gains on investments                                          0.00               (9.60)            0.00
                                                               --------------      --------------   --------------
Net asset value, end of period                                 $       188.53      $       196.70   $       175.37
                                                               ==============      ==============   ==============

TOTAL INVESTMENT RETURN (a)                                             (4.15)%             17.73%           16.85%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                                  1.89%(b)            1.93%            1.99%
Ratio of net investment loss to average net assets                      (0.98)%(c)          (0.54)%          (0.93)%
Portfolio turnover                                                         23%                 60%              32%
Net assets, end of period (in thousands)                       $       88,459      $       84,017   $       76,518

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b) Annualized. If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.99%.

(c) Annualized.

The table above reflects the unaudited operating performance for the six months ended June 30, 2005 and the audited operating performance for the years ended December 31, 2004 and 2003 based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

                                                                     FOR THE           FOR THE          FOR THE
                                                                      YEAR              YEAR             YEAR
                                                                      ENDED             ENDED            ENDED
                                                                   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                       2002             2001             2000
                                                                  --------------   --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $       180.73   $       207.95   $       218.96
                                                                  --------------   --------------   --------------
  Net investment loss                                                      (1.46)           (2.07)           (2.74)
  Net realized and unrealized (loss) from investments                     (28.27)          (25.09)           (1.82)
                                                                  --------------   --------------   --------------
Net (decrease) from investment operations                                 (29.73)          (27.16)           (4.56)
Distributions to shareholders from net
    realized gains on investments                                          (0.92)           (0.06)           (6.45)
                                                                  --------------   --------------   --------------
Net asset value, end of period                                    $       150.08   $       180.73   $       207.95
                                                                  ==============   ==============   ==============

TOTAL INVESTMENT RETURN (a)                                               (16.46)%         (13.06)%          (2.24)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                                     1.97%            1.94%            1.83%
Ratio of net investment loss to average net assets                         (0.94)%          (1.11)%          (1.23)%
Portfolio turnover                                                            40%              69%              43%
Net assets, end of period (in thousands)                          $       56,046   $       61,220   $       69,848

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund's Valuation Committee.

INVESTMENT TRANSACTIONS: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

3. DISTRIBUTIONS TO SHAREHOLDERS
For the six months ended June 30, 2005, the Fund did not make any distributions to shareholders. For the year ended December 31, 2004, the Fund paid long term capital gain distributions of $3,939,844 representing $9.603249 per share.

The tax character of distributions paid for the year ended December 31, 2004 was as follows:

       DISTRIBUTIONS PAID FROM:
          Ordinary income                       $          0
          Long-term capital gain                   3,939,844
                                                ------------
                                                   3,939,844
          Return of Capital                                0
                                                ------------
                                                $  3,939,844
                                                ============

As of December 31, 2004, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

       Undistributed ordinary income            $          0
       Undistributed long-term gain                  672,385
       Unrealized appreciation                    16,607,471
       Loss deferrals and carry forwards                   0
                                                ------------
                                                $ 17,279,856
                                                ============

As of June 30, 2005, unrealized appreciation and depreciation for Federal income tax purposes was $12,373,984 and $849,993, respectively. The aggregate cost of investments at June 30, 2005 for Federal income tax purposes was $73,721,273. As of December 31, 2004 there are no capital losses to be carried forward to offset future capital gains.

4. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. Separate from this arrangement, the Adviser may also from time to time voluntarily reimburse certain expenses of the Fund. For the six months ended June 30, 2005, the total expenses reimbursed by the Adviser were $40,752. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including legal and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $96,465 for the six months ended June 30, 2005.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2005, the Adviser's affiliate earned $85,418 in commissions as broker on trades of portfolio securities.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the six months ended June 30, 2005, these fees and expenses borne by the Adviser amounted to $5,208.

Each of the directors who is not an "interested person" of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the six months ended June 30, 2005, the Fund has paid a total of $20,625 to the Independent Directors for their services. During the last quarter of 2004, the Board of Directors determined to treat a Director as an "interested person" of the Fund. Thereafter, the Adviser voluntarily agreed to pay director fees to this Interested Director until his resignation on April 13, 2005. For the six months ended June 30, 2005, the Adviser paid a total of $1,875 to the Interested Director for his services provided to the Fund.

5. ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. LINE OF CREDIT
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund's net assets. On April 26, 2005, this Facility was extended for a one year period. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the six months ended June 30, 2005, the Fund did not borrow under the Facility.

7. INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2005, were $25,221,356 and $19,350,908, respectively.

8. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2005 and the year ended December 31, 2004, transactions in shares were as follows:

                                            SIX MONTHS ENDED                     YEAR ENDED
                                             JUNE 30, 2005                   DECEMBER  31, 2004

                                       SHARES           AMOUNT            SHARES           AMOUNT
                                   -------------    --------------    -------------    --------------
Sold                                      63,067    $   11,955,796           73,027    $   13,255,456

Reinvested                                     0                 0           18,979         3,673,295

Redeemed                                 (21,000)       (3,977,982)        (101,179)      (18,399,019)
                                   -------------    --------------    -------------    --------------

Net increase/(decrease)                   42,067    $    7,977,814           (9,173)   $   (1,470,268)
                                   =============    ==============    =============    ==============

9. BENEFICIAL INTEREST
At June 30, 2005, no shareholder owned more than 5% of the Fund's outstanding shares.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On August 16, 2005, Weiser LLP notified the Fund that it was resigning as the independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005. Weiser LLP is going to accept an engagement from W.P. Stewart & Co., Ltd. (the parent company of the Fund's investment adviser) and has determined that such engagement may give rise to a conflict with respect to their continuation as auditors of the Fund. Notice of the resignation of Weiser LLP was given to the Fund's Audit Committee and Board of Directors on August 16, 2005, each of which has accepted the resignation of Weiser LLP and has selected Anchin, Block & Anchin LLP as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005.

W.P. STEWART & CO. GROWTH FUND, INC.
BOARD CONSIDERATION AND APPROVAL OF THE INVESTMENT ADVISORY SERVICES AGREEMENT (UNAUDITED)

At a meeting of the Board of Directors held on October 4, 2004, the Board of the W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") unanimously approved the continuation of the Fund's Investment Advisory Services Agreement ("Agreement") for an additional year. In connection with its deliberations, the Board considered information furnished throughout the year at regular meetings, as well as information provided at the October meeting, derived from a number of sources and covering a range of issues. The Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Independent Directors")) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of W.P. Stewart & Co., Inc. (the "Adviser").

In considering whether to continue the Agreement, the Board considered various factors, among them: (i) the nature, extent and quality of services provided to the Fund, including the personnel providing the services; (ii) investment performance; (iii) comparative expenses and Adviser profitability; (iv) economies of scale; and (v) the terms of the Agreement. The Board's analysis of these factors is set forth below. Moreover, the Board reviewed materials provided by the Fund's Adviser and Fund counsel which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by Lipper Inc. ("Lipper"), a profitability report and expense information, prepared by the Adviser, information regarding the past performance of the Fund, prepared by Lipper, and memoranda outlining the legal duties of the Board. The Board regularly received information regarding (a) the Fund's compliance with prospectus and regulatory requirements, (b) the allocation of the Fund's brokerage, and (c) the use of "soft" commission dollars to pay for research. The Board also met with investment advisory personnel from the Adviser. The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Agreement.

     NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the quality of the services provided by the Adviser, and in that regard considered the competence, professional personnel, responsiveness, integrity and ethics, financial security, legal representation (in-house and outside counsel), research capabilities, best execution, soft dollar arrangements, trading practices, compliance procedures and financial reporting controls, and the selection and use of Fund service providers by the Adviser. The Board determined that the quality of services received by the Fund was high.

     INVESTMENT PERFORMANCE. The Board reviewed detailed information about the Fund's portfolio composition and investment strategies and overall performance of the Adviser, including an analysis relative to market indices and comparable funds. More specifically, the Board considered the current investment performance of the Fund as well as the Fund's performance since inception, as compared to an index and a group of all funds in the Lipper large cap growth category ("Performance Universe"). The Board noted that the Fund was in the first quintile of its Lipper Performance Universe for 1, 3, 4, 5, and 10 years. It noted that the Fund was in the third quintile of its Lipper Performance Universe for 2 years. The Board also considered the economic, market and political considerations that can affect performance. The Board was satisfied with the Fund's performance and had confidence in the Adviser and the portfolio manager and their investment process. The Board continuously monitors the performance of the Fund, the Adviser portfolio selection process and portfolio composition against the Fund's investment objective and the Fund's risk profile, best execution and portfolio turnover.

     ADVISORY FEE AND ADVISER PROFITABILITY. The Board also took into consideration the financial condition and profitability of the Adviser and its affiliates as well as the direct and indirect benefits the Adviser and its affiliates received from the relationship with the Fund, including brokerage fees received by an affiliate. The Board also considered the possible benefit to the Adviser from the use of "soft dollars" obtained from broker-dealers through payment of commissions on Fund transactions and the Adviser's belief that soft dollars should be used for the benefit of clients, including the Fund. The Board compared the current advisory fee paid by the Fund to advisory fee data of a peer group (a Lipper selected expense group ("Expense Group") and its Lipper category universe of funds ("Expense Universe"). The comparison with the Fund showed that its management fee was in the highest quintile for both Lipper groups. The Board also compared the Fund's advisory fee to those paid by the Adviser's institutional account clients and found it to be in line with those fees. The Board reviewed general financial information about the Adviser and a profitability report documenting the Adviser's profitability from services to the Fund and found the profits not to be excessive. The Board was satisfied with the level of fees charged to the Fund, particularly in light of its performance.

     ECONOMIES OF SCALE. The Board considered the effective fees under the Agreement as a percentage of assets at different levels and the potential for economies of scale. In connection therewith the current level of Fund assets was reviewed together with consideration of imposing Adviser fee breakpoint(s) and the extent to which economies of scale have been or would be realized as the Fund grows. In evaluating potential economies of scale, the Board considered information regarding fees charged by the Adviser to its institutional clients. The Board considered the size of the Fund as well as the fact that the Adviser has voluntarily assumed certain Fund expenses. The Board determined that no fee breakpoint was appropriate at this time in light of all of the circumstances considered.

CONCLUSION. In considering the approval of the Agreement, the Board did not identify any single factor as controlling. The Board reached the following conclusions regarding the Agreement and the services provided by the Adviser:
(i) the Fund's performance has been satisfactory and reasonable in relation to the performance of funds with similar investment objectives and to a relevant index; (ii) the Adviser possesses the capability and resources to perform the duties under the Agreement; (iii) the Adviser and the Fund's service providers maintain appropriate compliance programs; and (iv) the Fund's advisory fee was acceptable. Based on their conclusions, the continuance of the Agreement between the Fund and the Adviser was approved by the Board (all voting) and separately by the Independent Directors.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022

DIRECTORS AND OFFICERS
Peter H. Jennison                President
John C. Russell                  Vice President and Chairman
Norman H. Brown, Jr.             Director
Joseph M. Santarella             Director
William F. Waters                Director
Susan G. Leber                   Treasurer and Principal Financial Officer
Michael W. Stamm                 Secretary and Chief Compliance Officer
Alison A. Proshan                Assistant Secretary

INVESTMENT ADVISER               DISTRIBUTOR
W.P. Stewart & Co., Inc.         ALPS Distributors, Inc.
527 Madison Avenue               1625 Broadway, Suite 2200
New York, NY  10022              Denver, CO 80202
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           LEGAL COUNSEL
Anchin, Block & Anchin LLP       Davis Polk & Wardwell
1375 Broadway                    450 Lexington Avenue
New York, NY 10018               New York, NY 10017

QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission ("SEC") a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". The filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC's website at http://www.sec.gov.

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2 - CODE OF ETHICS.

         Not applicable to this semi-annual report.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable to this semi-annual report.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable to this semi-annual report.

Item 5 - AUDIT COMMITTEE OF LISTED COMPANIES.

         Not applicable.

Item 6 - SCHEDULE OF INVESTMENTS.

         Included in Item 1.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         FUNDS.

         Not applicable.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

Item 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

Item 11 - CONTROLS AND PROCEDURES.

         (a) The Registrant's certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant's certifying officers have determined that the Registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - EXHIBITS.

12(a)(1)    Not applicable.

12(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99. CERT.

12(a)(3)    Not applicable.

12(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:     /s/ Peter H. Jennison
       ----------------------------------
       Peter H. Jennison,
       President of
       W.P. Stewart & Co. Growth Fund, Inc.

Date:  September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     /s/ Peter H. Jennison
       ----------------------------------
       Peter H. Jennison,
       President of
       W.P. Stewart & Co. Growth Fund, Inc.

Date:  September 6, 2005

By:     /s/ Susan G. Leber
       ----------------------------------
       Susan G. Leber,
       Principal Financial Officer and Treasurer of
       W.P. Stewart & Co. Growth Fund, Inc.

Date:  September 6, 2005